Exhibit 99.1

News Release

For information contact:

Lisa Schultz

Chief Communications Officer

CNL Financial Group

(407) 650-1223

CNL LIFESTYLE PROPERTIES TO HOLD QUARTERLY EARNINGS CALL

MAY 16, 2012

(ORLANDO, Fla.) May 2, 2012 — CNL Lifestyle Properties, Inc., a real estate investment trust (REIT) focused on lifestyle properties, will hold an earnings call for the first quarter ended March 31, 2012, on Wednesday, May 16, 2012 at 2 p.m. Eastern time. To listen to the earnings call, dial (877) 543-4121 and enter conference identification number 77687663.

About CNL Lifestyle Properties

CNL Lifestyle Properties, Inc. is a real estate investment trust that owns a portfolio of 172 properties in the United States and Canada in the lifestyle sectors. Headquartered in Orlando, Fla., CNL Lifestyle Properties specializes in the acquisition of ski and mountain lifestyle, attractions, golf, marinas, senior housing and additional lifestyle properties. For more information, visit www.CNLLifestyleREIT.com.

###